UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008

Ciprico Inc.
(Exact name of Registrant as Specified in its Charter)

0-11336	Delaware	41-1749708
(Commission File No.)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

7003 W Lake Street, Suite 400, St Louis Park, MN 55426
(Address of Principal Executive Offices) (Zip Code)

(952) 540-2400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Ciprico Inc. (the "Company") is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the "Form 8-K") filed with the Securities and Exchange Commission (the "Commission") on February 7, 2008. The original filing included an incorrect Exhibit 99.1, a press release of Intermec Inc. due to an administrative error on the part of Business Wire. This Current Report includes the correct Exhibit 99.1.

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2008, Ciprico Inc. issued a press release announcing the results of its first quarter ended December 31, 2007. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell Company Transactions. None

(d)	Exhibits:

	Exhibit 99.1	Press release dated February 7, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  February 8, 2008

Ciprico Inc.

By	/s/ Monte S. Johnson
Monte S. Johnson, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Ciprico Inc.
Form 8-K Current Report

Exhibit Number                Description

          99.1                          Press release dated February 7, 2008